UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

The Private Shares Fund

(Exact name of registrant as specified in charter)

88 Pine Street, 31st Floor, Suite 3101

New York, NY 10005

(Address of principal executive offices) (Zip code)

Cogency Global, Inc.

c/o The Private Shares Fund

850 New Burton Rd. Ste. 201

City of Dover, County of Kent, Delaware 19904

(Name and address of agent for service)

Copies to:

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Registrant's telephone number, including area code: (646) 839-5548

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

THE PRIVATE SHARES FUND

THE PRIVATE SHARES FUND
Shareholder Letter

PORTFOLIO MANAGER COMMENTARY

The Private Shares Fund (the “Fund”) can report that through 2023, the fund generated a one-year total return of -8.15% as measured by the Fund’s Institutional Class (PIIVX) and exhibited a significantly lower level of volatility than the broader market.

2023 was a challenging year for the markets and economy largely driven by a combination of high inflation rates, a continuation of aggressive Fed rate hikes and balance sheet tightening, increased geopolitical risks stemming from the Russia-Ukraine and Middle East conflicts, and general concerns around a recession and the impacts these measures may have on corporate growth rates and earnings. The broader markets shrugged off many of these challenges in 2023, even with the failures of Silicon Valley Bank, Signature Bank and increased liquidity risks throughout the banking industry. However, public and private market investors remained cautious and selective in their capital allocation decisions.

While the underlying portfolio continues to be resilient in the face of various macroeconomic and geopolitical headwinds, the Fund’s NAV has been pressured during the year largely due to compressed valuation multiples of public market comparables and heavily discounted pricing in the secondary market. As a reference point, the Fund’s portfolio has completed 39 new financing rounds over the past couple of years in a challenging environment of which 18 were valued higher than the last round, 18 were flat with the last round (includes companies that have grown several hundred percent since their last round), and only 3 were below the last round. The foregoing data suggests that, high quality companies with strong financial metrics continue raising capital at reasonable terms while lesser quality or capital constrained companies face headwinds. However, the remaining ~50 positions have not priced new rounds in approximately two years. The Fund’s valuation methodology essentially interprets those prior round valuations as stale, and thus less relevant. Although ~30 of the Fund’s portfolio companies are now profitable (a 50% increase year-over-over) and thus will not likely require new financings, this means that the valuation of a large portion of the Fund’s positions is being heavily impacted by public comparables and secondary trading activity. Considering that public comparables for the Fund’s portfolio holdings (i.e., listed technology companies with similar market caps akin to the Russell 2000, as opposed to larger market cap companies in the S&P 500 or Nasdaq) continue trading below their pre-Covid and 5-year averages, it becomes clearer the lack of recent financing rounds for a large portion of the Fund’s positions can pressure valuation.

Furthermore, while the Fund’s portfolio managers (the “PMs”) have been taking advantage of the dislocated market to invest in what the PMs believe to be high performing private innovation companies at favorable terms (the Fund completed 20 secondary transactions in 2023 at an average and median discount of 40% and 36%, respectively, to the respective Portfolio Company’s last round of financing) which may generate outperformance in the coming years, although the inherent discounts in the secondary markets can have a negative valuation impact in the short term.

As of December 31, 2023, 63% of the Fund’s holdings (54) are priced below their last round using the Investment Adviser’s methodology, which represents approximately 52% of the Fund’s invested Assets Under Management (AUM). Of these investments, the average discount to last round is 17-25%, thereby having an 8-12% impact on the Fund’s NAV. In our opinion, this represents significant embedded value.

As long-term investors, the PMs make investment decisions based on multi-year holding periods without becoming discouraged by interim valuation fluctuation. We believe this is a view that should be shared by the Fund’s underlying investors to benefit from potential future capital appreciation and exit value creation. To that end, the PMs believe there is significant upside potential to current NAV and multiple signals now pointing to a positive shift in sentiment that should bode well for the Fund in this next cycle. In parallel, the PMs will continue to seek to take advantage of market dislocations by deploying capital into what we believe are high quality assets at attractive terms.

While we never advocate trying to time markets, particularly strategies like ours which can benefit from a longer-term perspective, we believe all signals point to this being an unprecedented investment opportunity to access what we view as a best-in-class portfolio of late-stage, growth-oriented private innovation companies at a very attractive entry point and with a path to significant potential upside.

THE PRIVATE SHARES FUND
Shareholder Letter (Continued)

VC Market Update

The National Venture Capital Association (NVCA) reported approximately 3,934 U.S. Venture Capital (VC)-backed deals closed in the fourth quarter of 2023 which remained above any quarter pre-2021 except Q1 2020. In total, 2023 generated 15,766 VC-backed deals representing $170.6 billion in deal value. Perhaps more importantly, Q4 activity was higher than Q3 across all stages, a potential sign of strength. That said, deal value remains well below peak levels as investors slow their pace of investment and exhibit greater discipline, despite sitting on a significant amount of dry powder. As we have said repeatedly, the market remains bifurcated, so while we encourage investors to be highly selective, there continue to be a number of high-performing assets across the VC ecosystem.

Late-stage investment activity exhibited similar trends in the fourth quarter of 2023, with 1,019 deals closed corresponding to $16.4 billion in deal value. This brings the annual total to $80.4 billion across 4,305 deals, compared to $94.0 billion and 4,687 deals in 2022. While the median deal size of late-stage VC deals fell to a six-year low (and thus less mega-deals, or VC deals over $100 million), the median valuation of these deals is the third highest in the past decade, again signaling that high-performing companies continue to be rewarded. It is also believed that many late-stage VC and venture-growth companies continue sitting on substantial cash balances following the surge in capital raising over the prior couple years while in parallel implementing business efficiency measures. Combined with a more challenging valuation environment provides rationale for less overall deal activity and smaller deals. Said differently, we believe it is normal for these companies to protect existing shareholders and position themselves more favorably for either future financings or exit opportunities as market conditions improve.

During the fourth quarter of 2022, the NVCA created a new category called venture-growth stage deals, which they define as any financing that is Series E or later or any VC financing of a company that is at least seven years old and has raised at least six VC rounds. The purpose is to better distinguish the mitigated risk/reward profile of these more mature companies compared to all VC deals. While venture-growth deal value fell in 2023 to pre-2020 levels, deal activity remains elevated coming in as the third highest in the past decade. So again, while deal activity remains quite strong, deal sizes have contracted for the reasons mentioned above. That said, in the fourth quarter of 2023 deal value increased nearly 50% to $9.7 billion vs $6.6 billion in Q3, driven by three deals that exceeded $1.0 billion.

Similarly, early-stage VC activity remained elevated in 2023 with 5,421 deals (third highest in the past decade), but deal value fell to $39.5 billion, commensurate with pre-2021 levels. The fourth quarter of 2023 was the most active of the year by deal count. Although early-stage companies typically require less capital and have longer holding periods, shielding them somewhat from the full impact of current market conditions, this data illustrates that investors are becoming increasingly selective with the ideas they choose to fund. We believe this dynamic may present significant challenges for early-stage companies which typically exhibit higher burn rates and lower cash balances, particularly those unable to demonstrate strong performance and differentiation.

Nontraditional VC investors like crossover firms that were heavily involved in late-stage VC activity over the prior few years further reduced their participation in deals during 2023 (lowest deployment level in six years). Several reportedly became more active in secondary opportunities due to significant price dislocations across the market. That said, the significant levels of VC fundraising in recent years should serve as a healthy backstop for the entire ecosystem, and we are now seeing signs of an overall pick-up in financing activity.

In terms of liquidity, VC exit activity and deal value essentially hit a decade low in 2023. NVCA estimates 1,129 exits occurred in 2023 representing $61.5 billion in estimated exit value, with more than 40% of the exit value generated by acquisitions as the IPO market remained subdued. While it’s possible to see an increase in M&A activity as strategic and private equity buyers look to take advantage of dislocations without much competition from public offerings, increased regulatory scrutiny and elevated rates (which increases the cost of acquisition financing) may create more obstacles. That said, we are looking at one of the largest and most compelling IPO backlogs in recent history, many high-performing technology and innovation companies that are generating a healthy balance of strong growth rates and profitability. As recently reported, 18 of PSF’s holdings were cited by CB Insights as being amongst the highest profile IPO candidates for 2024. Based on our conversations with the Fund’s portfolio companies, investment bankers and public market investors, we expect to see a pickup in public market offerings in 2024.

As always, we are grateful for your continued support and welcome the opportunity to share further insights around our optimism for the Fund heading into 2024.

THE PRIVATE SHARES FUND
Shareholder Letter (Continued)

NEW PORTFOLIO ADDITIONS (2023)

Cubefabs

Cubefabs is a subsidiary of Nanotronics currently focused on building AI-enabled autonomous semiconductor chip factories that can be assembled and expanded modularly with prefab pieces.

Snyk

Snyk is a leader in developer security. Snyk empowers the world’s developers to build secure applications and equip security teams to meet the demands of the digital world.

PORTFOLIO ADD-ONS (2023)

Arctic Wolf

Arctic Wolf is the market leader in security operations, pioneering the first cloud-native security operations platform to end cyber risk.

CaaStle

CaaStle is an innovative B2B technology and services company that enables apparel retailers and brands to offer their own rental experience directly to customers.

ClearMotion

ClearMotion builds products enabling a next-generation user experience in vehicles. The company’s proactive suspension and seating systems combine software and hardware to mitigate vehicle movement across uneven road surfaces.

Dataminr

Dataminr transforms real-time data from Twitter and other public sources into actionable signals, identifying the most relevant information for clients in finance, public sector, news, security, and crisis management.

Devoted Health

Devoted Health is on a mission to provide simple, seamless, and affordable healthcare. The company supports the health and wellness of their members with guides who help them navigate the healthcare system, by utilizing world-class technology that powers a simplified member experience, and partnerships with trusted providers.

Epic Games

Epic Games is a leading developer of gaming software and applications designed for gamers and game developers to publish and play immersive games.

Exabeam

Exabeam is a provider of an analytics-led security intelligence platform designed to detect data breaches.

Farmer’s Business Network

Farmer’s Business Network is an operator of a farmer-to-farmer agronomic information network designed to help farmers in the management of their data and gain insights from each other.

THE PRIVATE SHARES FUND
Shareholder Letter (Continued)

Impossible Foods

Impossible Foods is a producer of plant-based meat substitutes intended to combine natural ingredients into food products. The company aims to create the taste and nutritional benefits of meat without the negative health and environmental impacts associated with livestock products.

Nanotronics Imaging

Nanotronics is an advanced machines and intelligence company that helps customers across the public, private, and nonprofit sectors solve the unique inspection and process control challenges of precision manufacturing.

Northgate Growth Fund III

Northgate Growth Fund III is a special-purpose vehicle that holds an underlying private fund investment.

Rubrik

Rubrik offers live data access for recovery and application development by fusing enterprise data management with web-scale IT and eliminating backup software.

Tradeshift

Tradeshift is a developer of financial platform software intended to help facilitate supply chain innovations for the digitally connected economy.

PORTFOLIO COMPANY FINANCINGS & CONVERTIBLE NOTES (2023)

Axiom Space

ClearMotion

Cohere Technologies

Cybereason

Databricks

Devoted Health

EquipmentShare

Exabeam

Farmer’s Business Network

Mynd

Nanotronics

Ocrolus

Relativity Space

ThoughtSpot

Voyager Space

Xplore

THE PRIVATE SHARES FUND
Fund Performance December 31, 2023 (Unaudited)

As of December 31, 2023, the Fund’s performance is as follows:

Total Return Information (Unaudited)
The Private Shares Fund – Class A (Inception Date: 03/25/2014)	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	8.23%	4.46%	-8.36%	7.95%	111.18%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	6.95%	2.41%	-13.64%	7.30%	99.04%
Fund Benchmark
Russell 2000® Index	9.97%	2.22%	16.93%	7.17%	96.66%
The Private Shares Fund – Class I (Inception Date: 11/17/2017)	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	8.50%	4.71%	-8.15%	8.26%	62.56%
Fund Benchmark
Russell 2000® Index	9.97%	2.22%	16.93%	6.56%	47.53%
The Private Shares Fund – Class L (Inception Date: 05/11/2018)	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	7.95%	4.19%	-8.57%	7.03%	46.71%
Returns based on Purchase With Maximum Sales Charge of 4.25% (POP)	7.02%	2.70%	-12.48%	6.21%	40.48%
Fund Benchmark
Russell 2000® Index	9.97%	2.22%	16.93%	5.64%	36.24%

Performance data quoted represents past performance and is no guarantee of future results. Public offering price (“POP”) performance assumes a maximum sales load of 5.75% (Class A) and 4.25% (Class L) on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call 1-855-551-5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses per the currently stated prospectus are 2.49% (Class A), 2.44% (Class I), and 2.72% (Class L). The Fund’s total net expenses are 2.68% (Class A), 2.43% (Class I), and 2.93% (Class L). Liberty Street Advisors, Inc. (the “Investment Adviser”) has contractually agreed to waive fees and/or reimburse (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) expenses such that the total expenses do not exceed 2.65% (Class A), 2.40% (Class I), and 2.90% (Class L) through May 2, 2024. Net expenses are applicable to investors.

THE PRIVATE SHARES FUND
Fund Performance (Continued) December 31, 2023 (Unaudited)

DISCLOSURES

Investment in the Fund involves substantial risk. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment. The Fund is appropriate only for investors who can tolerate a high degree of risk and do not require a liquid investment. All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and can be sold by shareholders only in the quarterly repurchase program of the Fund which allows for up to 5% of the Fund’s outstanding shares to be redeemed each quarter at NAV. Due to transfer restrictions and the illiquid nature of the Fund’s investments, you may not be able to sell your shares when, or in the amount that, you desire. The Fund primarily invests in late-stage operating businesses and does so primarily by directly investing in private, operating growth companies (“Portfolio Companies”). There are significant potential risks relating to investing in Portfolio Companies. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by Liberty Street Advisors, Inc. (the “Investment Adviser”) as Valuation Designee pursuant to fair valuation procedures and methodologies approved by the Board of Trustees, as set forth in the prospectus. As a consequence, the value of the securities, and therefore the Fund’s Net Asset Value (“NAV”), may vary. There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments in a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities that could adversely affect the Fund’s performance. The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so and may also result in an increase in the Fund’s expense ratio. Portfolio holdings of private companies that become publicly traded likely will be subject to more volatile market fluctuations than when private, and the Fund may not be able to sell shares at favorable prices. Such companies frequently impose lock-ups that would prohibit the Fund from selling shares for a period of time after an initial public offering (IPO). Market prices of public securities held by the Fund may decline substantially before the Investment Adviser is able to sell the securities. The Fund may invest in private securities utilizing special purpose vehicles (“SPVs”) and similar investment structures, venture capital funds and other funds that invest in private companies and rely on exclusions from the 1940 Act under section 3(c)(1) or 3(c)(7) (“Private Funds”), private investments in public equity (“PIPE”) transactions where the issuer is a special purpose acquisition company (“SPAC”), and may utilize profit sharing agreements. The Fund will bear its pro rata portion of expenses on investments in SPVs and Private Funds and will have no direct claim against underlying portfolio companies. The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest, as well as additional risks specific to the Private Funds, including operational risk, legal and indemnification risks, and lock-ups and other restrictions on withdrawal. PIPE transactions involve price risk, market risk, expense risk, and the risk that the Fund may not be able to sell the securities due to lock-ups or restrictions. Profit sharing agreements may expose the Fund to certain risks, including that the agreements could reduce the gain the Fund otherwise would have achieved on its investment, may be difficult to value and may result in contractual disputes. Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund.

The Fund may not be suitable for all investors. We encourage you to consult with appropriate financial professionals before considering an investment in the Fund.

The Russell 2000 is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A SPAC is a company that has no commercial operations and is formed strictly to raise capital through an IPO for the purpose of acquiring or merging with an existing company.

The views expressed in this material reflect those of the Investment Adviser as of the date this is written and may not reflect its views on the date this material is first published or anytime thereafter. These views are intended to assist in understanding the Fund’s investment methodology and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund. All current and future holdings are subject to risk and to change.

The Fund is distributed by Foreside Fund Services, LLC.

THE PRIVATE SHARES FUND
Fund Performance (Continued) December 31, 2023 (Unaudited)

IMPORTANT DISCLOSURES

The inclusion of various indices is for comparison purposes only. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

Holdings subject to change. Not a recommendation to buy, sell, or hold any specific security.

THE PRIVATE SHARES FUND
Fund Performance & Portfolio Diversification December 31, 2023 (Unaudited)

Growth of $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Class A from March 25, 2014 (Class inception) to December 31, 2023. The Total Return Information table and Growth of $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Public Offering Price (“POP”) assumes an initial investment of $9,425 ($10,000 less the maximum sales load of 5.75%). The Net Asset Value (“NAV”) assumes no sales load.

Performance data quoted represents past performance and is no guarantee of future results.

Fund Sector Diversification

The following chart provides a visual breakdown of the Fund, by the industry sectors that the underlying securities represent, as a percentage of the total investments.

Transportation 5.37%
3D Printing 0.21%
Advertising 2.71%
Aerospace 11.42%
AgTech 2.01%
Analytics/Big Data 7.72%
Artificial Intelligence 7.10%
Clean Technology 0.50%
Consumer Web 0.03%
e-Commerce 7.49%
Education 1.48%
Enterprise Software 6.98%
Finance/Payments 9.93%
FoodTech 1.94%
Games 1.26%
Hardware 0.27%
Healthcare/Biotech 5.17%
Hosting/Storage 1.48%
Mutual Fund 9.55%
Private Funds 0.16%
Security 9.82%
Software 7.40%

THE PRIVATE SHARES FUND
Portfolio Composition December 31, 2023 (Unaudited)

Fund Holdings

THE PRIVATE SHARES FUND
Portfolio Composition (Continued) December 31, 2023 (Unaudited)

Fund Holdings (Continued)

THE PRIVATE SHARES FUND
Schedule of Investments December 31, 2023
	Acquisition Date	Shares	Cost	Fair Value

Common Stock in Public Company(a) — 0.0%
Consumer Web — 0.0%
Wag Labs, Inc.	Oct 2018	93,709	$462,382	$165,865
TOTAL COMMON STOCK IN PUBLIC COMPANY			462,382	165,865

Common Stock in Private Companies(a),(b) — 41.1%
3D Printing — 0.2%
Carbon, Inc.	Jun 2019	158,853	2,125,214	1,804,570

Advertising — 2.7%
GroundTruth, Inc.	Oct 2016	1,659,427	446,424	265,508
NextRoll, Inc.	Mar 2017	2,367,054	16,079,048	20,924,757
OpenX Software, Ltd.	Jun 2015	2,899,297	2,615,386	2,493,396
			19,140,858	23,683,661
Aerospace — 5.1%
Axiom Space, Inc.	Mar 2021	29,543	5,099,983	4,990,699
Relativity Space, Inc.	Oct 2021	437,922	9,999,993	9,926,378
Space Exploration Technologies Corp.	May 2019	360,330	7,386,765	29,918,200
			22,486,741	44,835,277
AgTech — 0.3%
Farmer’s Business Network, Inc.	Sep 2021	119,676	5,042,625	2,647,233

Analytics/Big Data — 5.3%
Content Square SAS	Dec 2023	544,905	3,740,557	3,740,555
Dataminr, Inc.	Sep 2015	567,043	6,559,226	12,667,741
Domino Data Lab, Inc.	Apr 2021	330,000	4,118,400	5,016,000
Dremio Corp.(c)	Dec 2021	166,664	1,030,883	839,986
INRIX, Inc.	May 2014	133,238	3,026,249	5,404,133
SingleStore, Inc.	May 2020	2,148,366	10,359,604	13,040,582
Tealium, Inc.	Sep 2020	200,000	1,300,000	1,938,000
ThoughtSpot, Inc.	Oct 2018	162,087	1,745,759	4,186,707
			31,880,678	46,833,704
Artificial Intelligence — 3.6%
Brain Corp.	Dec 2020	2,375,000	9,540,000	11,281,250
Cerebras Systems, Inc.	Feb 2022	309,813	6,946,627	6,952,204
Nanotronics Imaging, Inc.	Aug 2022	76,504	7,803,408	13,531,262
			24,290,035	31,764,716
Clean Technology — 0.1%
WiTricity Holdings, Inc.(c)	Mar 2021	166,667	1,667	483,334

e-Commerce — 1.0%
1661, Inc. (d.b.a. GOAT)(c)	Sep 2021	128,148	760,724	506,185
CaaStle, Inc.	Mar 2022	1,174,400	3,057,263	8,244,288
			3,817,987	8,750,473

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Shares	Cost	Fair Value

Common Stock in Private Companies(a),(b) — 41.1% (Continued)
Education — 1.4%
Eruditus Learning Solutions Pte., Ltd.(c)	Aug 2021	36,264	$5,119,626	$3,953,864
Learneo, Inc. (f.k.a. Course Hero, Inc.)	Jun 2020	270,000	3,429,200	7,392,600
Udacity, Inc.	Nov 2018	448,075	2,884,586	569,055
			11,433,412	11,915,519
Enterprise Software — 2.5%
Automation Anywhere, Inc.	Jul 2021	189,449	4,019,940	1,746,720
Docker, Inc.	May 2017	2,500	531,250	71,000
EquipmentShare.com, Inc.	Oct 2021	694,800	9,985,874	10,317,780
Motive Technologies, Inc. (f.k.a. Keep Truckin, Inc.)	May 2019	788,562	3,420,734	6,142,898
Tebra Technologies, Inc. (f.k.a. Kareo, Inc.)	Nov 2020	190,007	1,235,126	1,417,452
Trax, Ltd.	Mar 2020	149,970	5,100,000	2,552,489
			24,292,924	22,248,339
Finance/Payments — 4.6%
Betterment Holdings, Inc.	Mar 2021	1,457,800	14,999,995	17,828,894
Circle Internet Financial, Ltd.	Apr 2018	290,200	2,604,825	12,249,342
ConsenSys Software, Inc.	May 2022	31,010	3,703,824	4,343,261
Payward, Inc. (d.b.a. Kraken)	Jun 2021	105,218	5,079,228	2,631,502
Prosper Marketplace, Inc.	Jan 2016	244,130	1,307,998	112,300
Upgrade, Inc.	Apr 2022	661,053	2,900,002	2,974,738
			30,595,872	40,140,037
FoodTech — 0.7%
Impossible Foods, Inc.	Oct 2022	373,248	3,569,496	6,169,790

Games — 1.3%
Epic Games, Inc.	Nov 2022	17,168	10,826,013	11,028,208

Healthcare/Biotech — 2.7%
Click Therapeutics, Inc.	Nov 2020	1,000,000	3,500,000	3,800,000
Color Health, Inc.	Feb 2022	139,486	10,039,927	9,008,006
Devoted Health, Inc.	Aug 2022	177,776	9,999,953	9,999,900
ZocDoc, Inc.	Feb 2015	61,016	1,321,708	676,057
			24,861,588	23,483,963
Hosting/Storage — 0.3%
Rubrik, Inc.	Sep 2019	134,281	3,401,166	2,943,440

Security — 6.1%
Arctic Wolf Networks, Inc.	Dec 2021	2,072,651	20,456,420	21,990,827
Code42 Software, Inc.	May 2016	330,000	754,500	1,023,000
Contrast Security, Inc.	Sep 2022	31,250	255,000	405,313
Exabeam, Inc.	Jul 2021	47,858	1,396,977	1,396,975
Lookout, Inc.	Jul 2022	1,869,160	10,000,006	18,280,385
Malwarebytes, Inc.	Dec 2019	134,900	809,400	1,121,019
Snyk, Ltd.	Mar 2023	392,707	2,932,070	4,606,453
Tanium, Inc.	Apr 2019	640,000	4,787,200	4,492,800
			41,391,573	53,316,772

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Shares	Cost	Fair Value

Common Stock in Private Companies(a),(b) — 41.1% (Continued)
Software — 2.8%
Discord, Inc.(c)	Dec 2021	45,694	$18,332,939	$19,994,324
Mynd Management, Inc.	Dec 2021	340,202	6,130,637	4,405,616
			24,463,576	24,399,940
Transportation — 0.4%
Flexport, Inc.	Jul 2022	538,387	7,256,025	3,596,425
TOTAL COMMON STOCK IN PRIVATE COMPANIES			290,877,450	360,045,401

Preferred Stock in Private Companies(a),(b) — 43.8%
Advertising — 0.0%
GroundTruth, Inc., Preferred Series B-1	Jan 2017	600,000	149,200	96,000

Aerospace — 6.2%
Axiom Space, Inc., Preferred Series B	Dec 2020	32,221	2,019,958	5,443,094
Axiom Space, Inc., Preferred Series C-1	Aug 2021	108,731	15,612,740	18,367,928
Beta Technologies, Inc., Preferred Series A	Apr 2021	40,944	2,999,967	4,529,225
Beta Technologies, Inc., Preferred Series B	Apr 2022	58,156	5,999,954	6,433,217
Radian Aerospace, Inc., Preferred Series Seed 2	Sep 2021	607,336	1,999,997	2,168,189
Relativity Space, Inc., Preferred Series E	Jul 2021	437,922	10,299,992	9,926,378
Voyager Space Holdings, Inc., Preferred Series B	Mar 2022	192,061	7,499,982	7,499,982
			46,432,590	54,368,013
AgTech — 1.7%
CIBO Technologies, Inc., Preferred Series C(c)	Aug 2021	600,000	3,090,000	2,934,000
Farmer’s Business Network, Inc., Preferred Series G	Sep 2021	128,704	10,199,946	5,605,059
Invaio Sciences, Inc., Preferred Series C(c)	Mar 2021	1,061,390	5,150,000	6,102,993
			18,439,946	14,642,052
Analytics/Big Data — 2.4%
Content Square SAS, Preferred Series F	Dec 2023	160,410	1,693,701	1,693,705
Databricks, Inc., Preferred Series G(c)	Jul 2022	182,664	10,807,205	13,425,804
Dataminr, Inc., Preferred Series A	Apr 2019	20,000	198,000	446,800
Dataminr, Inc., Preferred Series B	Apr 2019	87,496	866,211	1,954,660
Dremio Corp., Preferred Series E(c)	Dec 2021	469,594	4,120,000	3,216,719
			17,685,117	20,737,688
Artificial Intelligence — 3.1%
Nanotronics Imaging, Inc., Preferred Series F-2	Apr 2022	90,888	15,300,066	16,075,361
VerbIT, Inc., Preferred Series A	Nov 2021	47,640	693,256	619,796
VerbIT, Inc., Preferred Series B	Nov 2021	288,180	4,194,173	3,749,222
VerbIT, Inc., Preferred Series E-1	Nov 2021	423,720	6,166,668	5,851,573
VerbIT, Inc., Preferred Series Seed 2	Nov 2021	65,000	945,904	845,650
			27,300,067	27,141,602
Clean Technology — 0.4%
WiTricity Holdings, Inc., Preferred Series A	Oct 2020	1,000,000	1,020,000	2,900,000
WiTricity Holdings, Inc., Preferred Series B	Jun 2022	333,253	999,999	983,096
			2,019,999	3,883,096

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Shares	Cost	Fair Value

Preferred Stock in Private Companies(a),(b) — 43.8% (Continued)
Consumer Web — 0.0%
Trusper, Inc. (d.b.a. Musely), Preferred Series B	Oct 2014	7,961	$100,012	$83,033

e-Commerce — 6.5%
1661, Inc. (d.b.a. GOAT), Preferred Series A-1(c)	Sep 2021	112,563	668,206	444,624
1661, Inc. (d.b.a. GOAT), Preferred Series A-5(c)	Sep 2021	2,394	14,211	9,456
1661, Inc. (d.b.a. GOAT), Preferred Series A-7(c)	Sep 2021	146,495	869,637	578,655
1661, Inc. (d.b.a. GOAT), Preferred Series B(c)	Sep 2021	231,687	1,375,362	915,164
1661, Inc. (d.b.a. GOAT), Preferred Series C(c)	Sep 2021	237,913	1,412,322	939,756
CaaStle, Inc., Preferred Series A-12	Dec 2021	1,801,270	8,110,608	12,644,916
GrubMarket, Inc., Preferred Series D	Oct 2020	440,742	1,999,999	6,329,055
GrubMarket, Inc., Preferred Series E	Jun 2021	1,520,838	14,999,995	21,839,234
GrubMarket, Inc., Preferred Series F	Feb 2022	697,526	9,999,982	10,016,473
Lyst, Ltd., Preferred Series E	Jul 2021	401,929	5,172,500	3,227,490
			44,622,822	56,944,823
Education — 0.1%
Yanka Industries, Inc. (d.b.a. MasterClass), Preferred Series Seed 1	Jul 2021	193,100	6,146,189	1,069,774

Enterprise Software — 4.5%
Checkr, Inc., Preferred Series A-1	Mar 2020	150,000	1,405,000	2,656,500
Cohere Technologies, Inc., Preferred Series D-1	Feb 2022	279,571	1,999,995	1,998,932
Cohere Technologies, Inc., Preferred Series D-2	Dec 2020	386,038	2,071,233	2,760,172
EquipmentShare.com, Inc., Preferred Series E	May 2022	323,064	4,999,997	4,900,881
Motive Technologies, Inc. (f.k.a. Keep Truckin, Inc.), Preferred Series E	May 2021	638,843	4,599,996	4,976,587
Motive Technologies, Inc. (f.k.a. Keep Truckin, Inc.), Preferred Series F	Jun 2022	1,923,076	14,999,993	14,999,993
Ocrolus, Inc., Preferred Series C(c)	Aug 2021	438,327	3,099,950	2,998,157
Tebra Technologies, Inc. (f.k.a. Kareo, Inc.), Preferred Series Seed 2	Nov 2020	123,819	804,870	923,690
Trax, Ltd., Pre-IPO	Mar 2021	76,722	3,999,978	2,801,887
			37,981,012	39,016,799
Finance/Payments — 5.4%
Betterment Holdings, Inc., Preferred Series F	Sep 2021	318,380	3,999,999	3,947,912
ConsenSys Software, Inc., Preferred Series D(c)	Feb 2022	35,699	5,075,000	5,000,002
Fundbox, Ltd., Preferred Series C	Jun 2019	439,552	4,999,992	6,061,422
Fundbox, Ltd., Preferred Series D	Sep 2021	531,914	7,499,988	7,425,519
Payward, Inc. (d.b.a. Kraken), Preferred Series A	Nov 2021	262,210	13,768,164	6,557,872
Payward, Inc. (d.b.a. Kraken), Preferred Series Seed	Apr 2022	67,000	3,505,340	1,675,670
Prosper Marketplace, Inc., Preferred Series A	Jan 2016	55,395	305,781	33,791
Prosper Marketplace, Inc., Preferred Series A-1	Jan 2016	58,165	116	68,053
Ripple Labs, Inc., Preferred Series A	Dec 2018	42,000	504,000	1,427,580
Upgrade, Inc., Preferred Series C-1	Mar 2022	3,290,000	14,159,000	14,805,000
			53,817,380	47,002,821
FoodTech — 1.2%
Impossible Foods, Inc., Preferred Series E-1	Nov 2022	400,000	4,080,000	6,612,000
Impossible Foods, Inc., Preferred Series H-1(c)	Nov 2021	153,494	3,746,778	3,145,092
Impossible Foods, Inc., Preferred Series H-2(c)	Nov 2021	53,389	1,303,222	1,093,941
			9,130,000	10,851,033
See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Shares/ Principal	Cost	Fair Value

Preferred Stock in Private Companies(a),(b) — 43.8% (Continued)
Hardware — 0.3%
Hydrow, Inc., Preferred Series D	Feb 2022	435,304	$4,999,989	$2,372,407

Healthcare/Biotech — 2.5%
Click Therapeutics, Inc., Preferred Series A	Nov 2020	60,087	210,304	228,331
Collective Health, Inc., Preferred Series F	May 2021	3,989,361	3,120,000	2,234,042
Crossover Health Management Services, Inc., Preferred Series D	Mar 2021	269,378	9,578,899	12,062,747
Devoted Health, Inc., Preferred Series E	Dec 2023	8,888	499,953	499,950
Omada Health, Inc., Preferred Series E	Dec 2021	1,334,400	7,999,995	6,458,496
ZocDoc, Inc., Preferred Series A	Feb 2015	35,000	875,000	387,800
			22,284,151	21,871,366
Security — 3.7%
Contrast Security, Inc., Preferred Series A	Jul 2022	828,514	10,300,003	10,745,827
Contrast Security, Inc., Preferred Series C	Nov 2022	1,164,596	7,649,998	15,104,810
Cybereason, Inc., Preferred Series F(c)	Jul 2021	1,510,600	7,631,457	2,398,306
Exabeam, Inc., Preferred Series A	Nov 2020	80,000	1,020,000	2,335,200
Exabeam, Inc., Preferred Series F-1	Jun 2023	6,642	193,878	193,880
Lookout, Inc., Preferred Series A	Feb 2015	204,000	1,927,800	1,995,120
			28,723,136	32,773,143
Software — 2.8%
Roofstock, Inc., Preferred Series E	Mar 2022	339,154	9,999,990	8,136,304
Tradeshift Holdings, Inc., Preferred Series E	Jun 2021	910,183	6,527,786	15,964,610
			16,527,776	24,100,914
Transportation — 3.0%
ClearMotion, Inc., Preferred Series A-3	Mar 2022	2,075,885	341,068	417,668
ClearMotion, Inc., Preferred Series A-4	Mar 2022	12,954,589	908,932	2,606,463
ClearMotion, Inc., Preferred Series B	Mar 2023	2,484,760	500,000	499,934
Flexport, Inc., Preferred Series A	Jun 2022	580,165	8,489,030	3,875,502
Flexport, Inc., Preferred Series B-1	Jul 2022	69,790	944,665	466,197
Flexport, Inc., Preferred Series D-3	Jul 2022	82,613	1,117,776	551,855
Loadsmart, Inc., Preferred Series D	Jan 2022	500,000	10,000,000	7,235,000
Neutron Holdings, Inc. (d.b.a. Lime), Preferred Series 1-D	Mar 2019	20,618,556	5,000,000	1,307,217
Turo, Inc., Preferred Series D-1	Jun 2018	314,017	2,932,295	9,499,014
			30,233,766	26,458,850
TOTAL PREFERRED STOCK IN PRIVATE COMPANIES			366,593,152	383,413,414

Convertible Notes of Private Companies(b) — 5.1%
AgTech — 0.0%
Farmer’s Business Network, Inc., 15.00% 9/28/2025	Sep 2023	$350,000	350,000	350,000

Artificial Intelligence — 0.4%
Nanotronics Imaging, Inc., 5.00% 4/25/2025	Apr 2023	$3,000,000	3,000,000	3,106,036

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Principal/ Units/ Commitment	Cost	Fair Value

Convertible Notes of Private Companies(b) — 5.1% (Continued)
Hosting/Storage — 1.1%
TMGcore, Inc., 4.00% 8/11/2026	Dec 2021	$10,000,000	$10,000,000	$9,996,562

Security — 0.0%
Exabeam, Inc., 12.00% 6/15/2028	Jun 2023	$83,831	83,831	83,831

Software — 1.6%
Tradeshift Holdings, Inc., 6.00% 11/22/2023(d)(e)	Nov 2021	$5,484,499	3,059,144	5,857,904
Tradeshift Holdings, Inc., 7.00% 3/25/2024(e)	Mar 2022	$5,502,558	2,964,506	5,893,963
Tradeshift Holdings, Inc., 12.00% 4/3/2025	Apr 2023	$2,426,207	2,426,207	2,233,207
			8,449,857	13,985,074
Transportation — 2.0%
Neutron Holdings, Inc. (d.b.a. Lime), 4.00% 6/1/2027	Jun 2020	$253,169	252,362	453,327
Neutron Holdings, Inc. (d.b.a. Lime), 5.50% 10/29/2025(d)	Oct 2021	$16,376,301	16,376,301	16,553,270
			16,628,663	17,006,597
TOTAL CONVERTIBLE NOTES OF PRIVATE COMPANIES			38,512,351	44,528,100

Warrants of Private Companies(a),(b) — 0.3%
Analytics/Big Data — 0.0%
Content Square SAS, Exercise Price $0.0001, Exercise Date 6/11/2025	Dec 2023	14,553	153,658	153,658

Software — 0.3%
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 11/21/2031	Nov 2021	213,797	2,425,355	596,493
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 9/9/2031	Dec 2021	427,594	4,570,844	1,192,987
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 3/25/2032	Mar 2022	213,797	2,538,052	596,494
			9,534,251	2,385,974
Transportation — 0.0%
Neutron Holdings, Inc. (d.b.a. Lime), Exercise Price $0.01, Exercise Date 6/2/2027	Jun 2020	1,016,483	807	28,665
TOTAL WARRANTS OF PRIVATE COMPANIES			9,688,716	2,568,297

Simple Agreement for Future Equity of Private Companies(a),(b) — 0.1%
Aerospace — 0.1%
Xplore, Inc.	Feb 2022	1,000,000	1,000,000	1,000,000

Artificial Intelligence — 0.0%
Cubefabs, Inc.	Nov 2023	250,000	250,000	250,000
TOTAL SIMPLE AGREEMENT FOR FUTURE EQUITY OF PRIVATE COMPANIES			1,250,000	1,250,000

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2023
	Acquisition Date	Cost	Fair Value

Special Purpose Vehicles/PRIVATE FUNDS(a),(b) — 0.1%
Private Funds — 0.1%
Northgate Growth Fund III	Dec 2022	$1,450,000	$1,405,308
TOTAL SPECIAL PURPOSE VEHICLES/PRIVATE FUNDS		1,450,000	1,405,308

Short-Term Investments — 9.6%
MUTAL FUNDS — 9.6%
Goldman Sachs Government Fund, 5.17%(f)		33,059,159	33,059,159
UMB Money Market II Special, 5.18%(f)		50,788,434	50,788,434
TOTAL SHORT-TERM INVESTMENTS		83,847,593	83,847,593

TOTAL INVESTMENTS — 100.1%		792,681,644	877,223,978
Other liabilities less assets — (0.1)%			(1,160,532)

NET ASSETS — 100.0%			$876,063,446

(a)    Equity positions are non-income producing and debt positions are income producing.

(b)    Investments in private companies, and in some cases public companies, may be subject to restrictions on disposition imposed by the issuer. All positions held are non-controlled and non-affiliated investments, as defined by the Investment Company Act of 1940, as amended (“1940 Act”). As of December 31, 2023 restricted securities represented 90.54% of the net assets of the Fund.

(c)    These securities have been purchased through special purpose vehicles/private funds in which the Fund has a direct investment of ownership units of the vehicles. The shares, cost basis and fair value stated are disclosed based on the underlying securities purchased by the vehicle and the Fund’s ownership percentage.

(d)    Denotes a variable rate security. The rate shown is the current interest rate as of December 31, 2023.

(e)    These Notes will be converted upon the agreement of legally binding documentation between the Company and HSBC (“HSBC”) with respect to the joint venture between the Company and HSBC (the “HSBC Transactions”), into the right to receive a number of shares of Series E Preferred Stock at the closing of the joint venture between the Company and HSBC (the “Tranche 2 Closing”) equal to the outstanding principal amount of these Notes and all accrued and unpaid interest on these Notes (including PIK interest).

(f)    Represents the 7-day effective yield as of December 31, 2023.

All issuers are based in the United States, except for Lyst, Ltd., OpenX Software, Ltd., and Snyk, Ltd., which are based in the UK, and Trax, Ltd., Eruditus Learning Solutions Pte., Ltd., Fundbox, Ltd., and Content Square SAS, which are based in the Cayman Islands, Singapore, Israel, and France, respectively.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Assets and Liabilities December 31, 2023
Assets:
Investments, at fair value (cost $792,681,644) (Note 3)	$877,223,978
Receivable for fund shares sold	490,162
Interest receivable	1,209,855
Prepaid expenses and other assets	222,859
Receivable from Investment Adviser	20,000
Total assets	879,166,854

Liabilities:
Advisory fees	1,413,324
Payable for shareholder servicing fees - Class L	768
Payable for shareholder servicing fees - Class A	32,096
Payable for fund shares redeemed	554,404
Payable for audit and tax fees	434,000
Payable for transfer agent fees	327,000
Payable for 12b-1 fees - Class L	769
Other accrued liabilities	341,047
Total liabilities	3,103,408
Commitments and contingences (Note 9)
Net assets	$876,063,446

Net assets consist of:
Capital stock (unlimited shares authorized, no par value)	$807,072,878
Total distributable earnings	68,990,568
Net assets	$876,063,446

Net assets:
Class A	$142,450,776
Class I	730,107,527
Class L	3,505,143
Total net assets	$876,063,446

Shares outstanding:
Class A	3,757,961
Class I	18,952,784
Class L	93,917
Total shares outstanding	22,804,662

Net asset value, public offering price, and redemption proceeds per share:
Class A - Net asset value and redemption proceeds per share	$37.91
Class I - Net asset value and redemption proceeds per share	$38.52
Class L - Net asset value and redemption proceeds per share	$37.32
Class A - Public offering price per share(a)	$40.22
Class L - Public offering price per share(b)	$38.98

(a)    Computation of public offering price per share 100/94.25 of net asset value. (See Note 10).

(b)    Computation of public offering price per share 100/95.75 of net asset value. (See Note 10).

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Operations For the year ended December 31, 2023
Investment Income:
Dividends[1]	$1,075,773
Interest[2]	8,614,203
Total investment income	9,689,976

Expenses:
Investment advisory fees (Note 5)	18,547,031
Transfer agent fees	1,839,030
Audit and tax fees	885,900
Legal fees[3]	691,736
Printing & postage	427,370
Fund accounting & administration fees	402,668
Trustee fees	210,590
Insurance fees	188,284
Miscellaneous expenses	170,975
Registration fees	113,772
Shareholder servicing fees - Class A	96,622
Chief compliance officer fees	90,000
Custodian fees	47,864
SEC fees	30,531
Distribution fees - Class L	9,285
Shareholder servicing fees - Class L	2,135
Total expenses	23,753,793
Less: Net contractual waiver of fees and reimbursement of expenses (Note 4)	(390,590)
Net expenses	23,363,203
Net investment loss	$(13,673,227)

Net realized loss on investments	(7,220,192)
Net change in unrealized loss on investments	(62,099,665)
Net realized and change in unrealized loss on investments	(69,319,857)
Net change in net assets from operations	$(82,993,084)

1    Includes paid-in-kind dividends of $1,075,773.

2    Includes paid-in-kind interest of $1,590,834.

3    Includes extraordinary expenses incurred during the fiscal year. Extraordinary expenses related to legal expenses incurred in the amount of $5,406 were excluded from the contractual waiver of fees due to their nature. Please see Note 4 in the Notes to the Financial Statements for additional information.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statements of Changes in Net Assets
	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment loss	$(13,673,227)	$(16,067,759)
Net realized loss on investments	(7,220,192)	(5,976,695)
Net change in unrealized gain/(loss) on investments	(62,099,665)	20,286,802
Net change in net assets resulting from operations	(82,993,084)	(1,757,652)

Distributions to shareholders:
Distributions from long-term capital gains	—	(14,486,991)
Net change in net assets from distributions to shareholders	—	(14,486,991)

Fund share transactions:
Proceeds from shares issued - Class A	17,392,389	64,299,732
Proceeds from shares issued - Class I	151,699,613	439,954,802
Proceeds from shares issued - Class L	766,702	1,615,901
Reinvested distributions - Class A	—	951,826
Reinvested distributions - Class I	—	5,539,070
Reinvested distributions - Class L	—	50,276
Cost of shares repurchased - Class A	(39,289,111)	(42,652,800)
Cost of shares repurchased - Class I	(160,988,941)	(190,815,002)
Cost of shares repurchased - Class L	(403,663)	(1,896,389)
Contribution from Investment Adviser[1]	592,258	—
Net change in net assets from fund share transactions	(30,230,753)	277,047,416
Net change in net assets	$(113,223,837)	$260,802,773

Net assets:
Beginning of year	$989,287,283	$728,484,510
End of year	$876,063,446	$989,287,283

Transactions in shares:
Issuance of shares - Class A	431,499	1,492,876
Issuance of shares - Class I	3,707,863	10,118,688
Issuance of shares - Class L	19,130	37,898
Reinvested distributions - Class A	—	22,749
Reinvested distributions - Class I	—	130,638
Reinvested distributions - Class L	—	1,218
Repurchase of shares - Class A	(989,755)	(992,797)
Repurchase of shares - Class I	(4,000,220)	(4,415,495)
Repurchase of shares - Class L	(10,362)	(45,436)
Net change in shares	(841,845)	6,350,339

1          See Note 2 in the Notes to the Financial Statements.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Cash Flows For the year ended December 31, 2023
Cash flows from operating activities:
Net change in net assets from operations	$(82,993,084)
Adjustments to reconcile net change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(20,862,960)
Net sales of short-term investments	41,052,754
Proceeds from sales of investments	22,455,470
Net change in unrealized loss on investments	62,099,665
Net realized loss on investments	7,220,192
Paid-in-kind interest and dividends	(2,666,607)
Change in operating assets and liabilities:
Decrease in interest receivable	1,638,747
Decrease in prepaid expenses and other assets	149,186
Decrease in net payable to Investment Adviser	(161,387)
Increase in other accrued liabilities	116,828
Net cash provided by operating activities	28,048,804

Cash flows from financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	168,610,302
Cost of shares redeemed	(197,231,364)
Contribution from Investment Adviser	572,258
Net cash used in financing activities	(28,048,804)

Net change in cash	—

Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of noncash operating activities
Sale of investment in exchange for common and preferred stock and warrants	$5,587,916

Supplemental disclosure of noncash financing activities
Transfer in and out between share classes	$2,895,948

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class A For a capital share outstanding throughout each period
	Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021		Year ended December 31, 2020	Year ended December 31, 2019

Per share operating performance
Net asset value, beginning of year	$41.37		$41.77		$36.33		$29.96	$28.44

Change in net assets from operations:
Net investment loss	(0.64)		(0.80)		(0.88)		(0.90)	(0.88)
Net realized and unrealized gain/(loss) on investments	(2.84)		0.98		9.54		7.98	2.40
Total change in net assets from operations	(3.48)		0.18		8.66		7.08	1.52

Distributions:
From net return of capital	—		—		—		(0.07)	—
From net realized gain on investments	—		(0.58)		(3.22)		(0.64)	—
Total distributions	—		(0.58)		(3.22)		(0.71)	—

Impact of NAV error	0.02		—		—		—	—
Net increase (decrease) in net asset value	(3.46)		(0.40)		5.44		6.37	1.52
Net asset value, end of year	$37.91		$41.37	(b)	$41.77		$36.33	$29.96

Total return(c)	(8.36	)%(d)	0.42%		23.85%		23.69%	5.34%

Ratios and supplemental data
Net assets, end of year (in thousands)	$142,451		$178,577		$158,433		$103,984	$108,068
Ratio of net expenses to average net assets(e)	2.60	%(f)(g)	2.51	%(h)	2.51	%(i)	2.50%	2.79	%(j)
Ratio of gross expenses before reimbursement to average net assets	2.48%		2.41%		2.64%		2.97%	3.56%
Ratio of net investment loss to average net assets	(1.60)%		(1.89)%		(2.42)%		(2.48)%	(2.71)%
Portfolio turnover	2.23%		3.17%		26.20%		6.97%	14.76%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    The NAV per share has been adjusted from the published NAV of $41.75 for post-closing adjustments.

(c)    The Fund’s total investment returns do not include a sales load.

(d)    A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(e)    The ratio of net expenses includes recoupment of previously waived and/or reimbursed fees of $199,187 and $184,461, or 0.12% and 0.10%, for the fiscal years ended December 31, 2023 and December 31, 2022, respectively, and contractual waivers and expense reimbursements of $171,876, $492,357, and $916,804, or 0.12%, 0.47%, and 0.78%, for the fiscal years ended December 31, 2021, 2020, and 2019, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(f)    During the fiscal year ended December 31, 2023, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $943 or 0.001%.

(g)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class A shares was 2.50%.

(h)    During the fiscal year ended December 31, 2022, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $17,472 or 0.01%.

(i)    During the fiscal year ended December 31, 2021, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $17,584 or 0.01%.

(j)    During the fiscal year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $336,193 or 0.29%.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class I For a capital share outstanding throughout each period
	Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021		Year ended December 31, 2020	Year ended December 31, 2019

Per share operating performance
Net asset value, beginning of year	$41.94		$42.22		$36.61		$30.12	$28.51

Change in net assets from operations:
Net investment loss	(0.55)		(0.65)		(0.62)		(0.47)	(0.59)
Net realized and unrealized gain/(loss) on investments	(2.89)		0.95		9.45		7.67	2.20
Total change in net assets from operations	(3.44)		0.30		8.83		7.20	1.61

Distributions:
From net return of capital	—		—		—		(0.07)	—
From net realized gain on investments	—		(0.58)		(3.22)		(0.64)	—
Total distributions	—		(0.58)		(3.22)		(0.71)	—

Impact of NAV error	0.02		—		—		—	—
Net increase (decrease) in net asset value	(3.42)		(0.28)		5.61		6.49	1.61
Net asset value, end of year	$38.52		$41.94	(b)	$42.22		$36.61	$30.12

Total return	(8.15	)%(c)	0.70%		24.13%		23.97%	5.65%

Ratios and supplemental data
Net assets, end of year (in thousands)	$730,108		$807,234		$566,272		$197,921	$82,992
Ratio of net expenses to average net assets(d)	2.35	%(e)(f)	2.26	%(g)	2.26	%(h)	2.25%	2.54	%(i)
Ratio of gross expenses before reimbursement to average net assets	2.42%		2.34%		2.50%		2.75%	3.36%
Ratio of net investment loss to average net assets	(1.36)%		(1.62)%		(2.15)%		(2.24)%	(2.46)%
Portfolio turnover	2.23%		3.17%		26.20%		6.97%	14.76%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    The NAV per share has been adjusted from the published NAV of $42.32 for post-closing adjustments.

(c)            A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(d)    The ratio of net expenses includes contractual waivers and expense reimbursements of $594,159, $631,951, $899,197, $567,388, and $546,174, or 0.07%, 0.08%, 0.23%, 0.50%, and 0.82%, for the fiscal years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)    During the fiscal year ended December 31, 2023, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $4,444 or 0.001%.

(f)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class I shares was 2.25%.

(g)    During the fiscal year ended December 31, 2022, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $74,334 or 0.01%.

(h)    During the fiscal year ended December 31, 2021, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $48,772 or 0.01%.

(i)    During the fiscal year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $189,435 or 0.29%.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class L For a capital share outstanding throughout each period
	Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021		Year ended December 31, 2020	Year ended December 31, 2019

Per share operating performance
Net asset value, beginning of year	$40.82		$41.33		$36.07		$29.83	$28.39

Change in net assets from operations:
Net investment loss	(0.74)		(1.12)		(0.82)		(0.67)	(0.58)
Net realized and unrealized gain/(loss) on investments	(2.78)		1.19		9.30		7.62	2.02
Total change in net assets from operations	(3.52)		0.07		8.48		6.95	1.44

Distributions:
From net return of capital	—		—		—		(0.07)	—
From net realized gain on investments	—		(0.58)		(3.22)		(0.64)	—
Total distributions	—		(0.58)		(3.22)		(0.71)	—

Impact of NAV error	0.02		—		—		—	—
Net increase (decrease) in net asset value	(3.50)		(0.51)		5.26		6.24	1.44
Net asset value, end of year	$37.32		$40.82	(b)	$41.33		$36.07	$29.83

Total return(c)	(8.57	)%(d)	0.16%		23.52%		23.36%	5.07%

Ratios and supplemental data
Net assets, end of year (in thousands)	$3,505		$3,476		$3,780		$1,539	$810
Ratio of net expenses to average net assets(e)	2.85	%(f)(g)	2.76	%(h)	2.76	%(i)	2.75%	3.04	%(j)
Ratio of gross expenses before reimbursement to average net assets	2.73%		2.63%		2.84%		3.18%	3.86%
Ratio of net investment loss to average net assets	(1.86)%		(2.15)%		(2.66)%		(2.74)%	(2.97)%
Portfolio turnover	2.23%		3.17%		26.20%		6.97%	14.76%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    The NAV per share has been adjusted from the published NAV of $41.20 for post-closing adjustments.

(c)    The Fund’s total investment returns do not include a sales load.

(d)    A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(e)    The ratio of net expenses includes recoupment of previously waived and/or reimbursed fees of $4,383 and $5,663, or 0.12% and 0.13%, for the fiscal years ended December 31, 2023 and December 31, 2022, respectively, and contractual waivers and expense reimbursements of $2,134, $4,514, and $4,364, or 0.08%, 0.43%, and 0.82%, for the fiscal years ended December 31, 2021, 2020, and 2019, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(f)    During the fiscal year ended December 31, 2023, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $20 or 0.001%.

(g)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class L shares was 2.75%.

(h)    During the fiscal year ended December 31, 2022, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $428 or 0.01%.

(i)    During the fiscal year ended December 31, 2021, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $361 or 0.01%.

(j)    During the fiscal year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $1,514 or 0.29%.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Notes to the Financial Statements December 31, 2023

1. Organization

The Private Shares Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund makes quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to the Fund’s initial shareholder, which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks by primarily investing, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private, operating growth companies (each, a “Portfolio Company”). Liberty Street Advisors, Inc.’s (the “Investment Adviser”) primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering, or a merger or acquisition transaction. The Fund currently offers three different classes of shares: Class A, Class I, and Class L shares. The separate classes of shares differ principally in the applicable sales charges (if any) and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized and unrealized gains/losses pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a class are charged directly to that class. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which are carried at fair value in accordance with the provisions of FASB ASC Topic 820, Fair Value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given Portfolio Company’s security. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
2. Significant accounting policies — (continued)

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser, as the Valuation Designee designated by the Board of Trustees, pursuant to valuation procedures and methodologies approved by the Board of Trustees. While the Valuation Designee will use good faith efforts to determine the fair value of the Fund’s securities, fair value will be dependent on the judgment of the Valuation Designee. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies.

From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect shareholders. Because of the uncertainty and judgment involved in the valuation of the Portfolio Company securities, which do not have a readily available market, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

There were no changes to the valuation approaches or techniques applied to the assessment of fair value for the Fund’s common stock in private companies, preferred stock in private companies, warrants of private companies, convertible notes of private companies, simple agreement for future equity of private companies and special purpose vehicles/private funds during the year ended December 31, 2023. The Fund may engage a third-party provider in the valuation of the Portfolio Company securities.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of or for the year ended December 31, 2023. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the applicable statute of limitations for all major jurisdictions in which it files tax returns, which includes federal and certain states. The Fund’s 2019 - 2022 tax years are open to examination as of December 31, 2023.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their federal tax treatment. Temporary differences do not require reclassification.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
2. Significant accounting policies — (continued)

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services with respect to clients to whom they have distributed Class A and Class L Shares of the Fund. Both Class A and Class L may incur shareholder servicing fees on an annual basis up to 0.25% of its daily average NAV. Class I is not subject to a shareholder servicing fee. For the year ended December 31, 2023, Class A and Class L incurred $96,622 and $2,135, respectively, in shareholder servicing fees.

Distribution fee plan — Under the terms of the Fund’s Distribution Plan, the Fund may compensate financial industry professionals for providing ongoing services with respect to certain activities relating to the distribution of Class L to investors and maintenance of shareholder accounts, as well as for payments to the Class L platform sponsors. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the Distribution Plan, Class L pays Foreside Fund Services, LLC (“Distributor”) a distribution fee at an annual rate of 0.25% of its average daily NAV. Class A and Class I are not subject to a distribution fee. For the year ended December 31, 2023, Class L incurred $9,285 in distribution fees.

The Investment Adviser’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Investment Adviser. The marketing agreement between the Investment Adviser and HRC is not part of the Distribution Plan. The Investment Adviser pays HRC out of its own resources and without additional cost to the Fund or its shareholders. In addition, for its wholesaling activities, HRC receives sales charges from the Fund’s Distributor pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended December 31, 2023, HRC received $20,842 in sales charges from the Fund’s Distributor for the wholesaling services.

Line of credit — On June 15, 2021, the Fund entered into a one-year Credit Facility Agreement (“Facility”) of $22,000,000 (“Committed Facility”) and $8,000,000 (“Uncommitted Facility”) with UMB Bank, N. A. (the “Bank”), with the possibility of renewal at the end of the term for another year. On June 15, 2022, the Facility was renewed for another year and the Committed Facility and Uncommitted Facility amounts increased to $50,945,000 and $9,055,000, respectively. The Facility was renewed for another year, effective June 12, 2023 and expiring on June 11, 2024, under the following terms:

The Committed Facility and Uncommitted Facility amounts were adjusted to $47,511,250 and $12,488,750, respectively. No more than once per quarter, the Fund is permitted to increase the Committed Facility to an amount equal to the greater of (i) $47,511,250 and (ii) 5% of the Fund’s assets under management. The Fund’s Uncommitted Facility will decrease so that the aggregate Commitments do not exceed $60,000,000 unless consented to by the Bank. Borrowings under the Facility bear interest at the 1-Month Secured Overnight Financing Rate (“SOFR”) plus 2.50%, annually. The purpose of the Facility is to temporarily finance the redemption of shares of the Fund. Any interest derived from usage of the line of credit should be treated as exclusive of the expense cap. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Committed Facility at the rate of 0.20% per annum. Commitment fees for the year ended December 31, 2023 were $98,071 and are included within Miscellaneous expenses on the Statement of Operations. The Fund did not borrow under the Facility during the year and had no outstanding balance as of December 31, 2023.

Transactions with affiliates — To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an Affiliated Broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
2. Significant accounting policies — (continued)

Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. The Fund did not conduct any transactions with an Affiliated Broker for the year ended December 31, 2023.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, the Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

Payment from affiliate — For the year ended December 31, 2023, the Fund was reimbursed $572,258 from the Adviser as a result of a NAV error. The error occurred from November 9, 2022 through December 31, 2022 and had an immaterial impact to the NAV and total return of the Fund for 2022. Also, the Fund was reimbursed $20,000 from the Adviser as part of the reinstatement of the Class L’s Rule 12b-1 distribution plan. These are included in the fund share transactions on the Fund’s Statements of Changes in Net Assets.

Investments in special purpose vehicles/private funds — Special purpose vehicles (“SPVs”) consist of an investment by the Fund in an entity that invests directly in the common or preferred stock of a Portfolio Company. Investments in SPVs are generally valued using the same fair value techniques for the securities held by the Fund once the investment has been made by the SPV into the underlying Portfolio Company and are categorized as Level 3 of the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized in Level 3 of the fair value hierarchy. The investments in private funds are measured using net asset value as a practical expedient and are not categorized within the fair value hierarchy.

3. Fair value measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•    Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active). Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•    Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

For the year ended December 31, 2023, there were no transfers out of Level 3.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
3. Fair value measurements — (continued)

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. There were no changes to the valuation approaches or techniques applied to the assessment of fair value for the Fund’s common stock in private companies, preferred stock in private companies, warrants of private companies, convertible notes of private companies, simple agreement for future equity of private companies and special purpose vehicles/private funds during the year ended December 31, 2023. The Fund may engage a third-party provider in the valuation of the Portfolio Company securities.

Securities traded on a national exchange (or reported on the NYSE and NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. The Board has designated the Investment Adviser to be the Valuation Designee to prepare Portfolio Company valuations. The Valuation Designee has adopted appropriate segregation protocols to minimize the Fund portfolio managers’ influence on the Adviser’s Fair Value process.

Investments in private operating companies may consist of common stock, preferred stock, and debt of privately owned portfolio companies. At each measurement date, the Fund reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions. Ongoing reviews by the Fund’s management are based on an assessment of the type of investment, the stage in the lifecycle of the portfolio company, and trends in the performance and credit profile of each portfolio company as of the measurement date. The Fund generally values private operating companies using the company’s most recent round of equity financing. As the validity of this value is inevitably eroded over time, the Fund will take a market approach to value such portfolio companies. In certain instances, the Fund may use multiple valuation approaches for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The decision to use a valuation approach will depend on the investment type and the information available. The market approach includes valuation techniques that use observable market data (e.g., current trading and/or acquisition multiples) of comparable companies and applying the data to key financial metrics of the investment. The comparability (as measured by size, growth profile, and geographic concentration, among other factors) of the identified set of comparable companies to the investment is considered in applying the market approach. The Option Pricing Model treats a portfolio company’s common stock and preferred stock as call options on the enterprise or equity value of the portfolio company, with exercise or strike prices based on the characteristics of each series or class of equity in the portfolio company’s capital structure (e.g., the liquidation preference of a given series of preferred stock). This method is sensitive to certain key assumptions, such as volatility and time to exit, that are not observable. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. In considering the extent and nature of information utilized in the valuation process, management will generally apply a greater weighting to that information which is recent and observable. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the recent change in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by Portfolio Companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
3. Fair value measurements — (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of December 31, 2023:

Investment in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total

Security Type*
Common stock in public company	$165,865	$—	$—	$—	$165,865
Common stock in private companies	—	—	360,045,401	—	360,045,401
Preferred stock in private companies	—	—	383,413,414	—	383,413,414
Convertible notes of private companies	—	—	44,528,100	—	44,528,100
Warrants of private companies	—	—	2,568,297	—	2,568,297
Simple agreement for future equity of private companies	—	—	1,250,000	—	1,250,000
Special purpose vehicles/private funds	—	—	—	1,405,308	1,405,308
Short-term investments	83,847,593	—	—	—	83,847,593
Total	$84,013,458	$—	$791,805,212	$1,405,308	$877,223,978

____________

*     All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
3. Fair value measurements — (continued)

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2023	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions		(Sales or Conversions)	Net realized gain/(loss)	Change in net unrealized (loss)	Ending balance December 31, 2023	Change in unrealized gains/(losses) for the period for investments still held at December 31, 2023

Common stock in private companies	$389,128,650	$—	$—	$14,392,693		$(13,432,553)[1]	$5,630,300	$(35,673,689)	$360,045,401	$(37,861,823)
Preferred stock in private companies	386,960,371	—	—	26,600,332	[1,2,3]	(6,011,665)	(737,439)	(23,398,185)	383,413,414	(18,654,655)
Convertible notes of private companies	63,621,097	—	—	8,223,396		(21,041,896)[2]	—	(6,274,497)	44,528,100	1,051,535
Warrants of private companies	11,104,151	—	—	153,658		(341,068)[3]	—	(8,348,444)	2,568,297	(8,241,801)
Simple agreement for future equity of private companies	1,000,000	—	—	250,000		—	—	—	1,250,000	—
	$851,814,269	$—	$—	$49,620,079		$(40,827,182)	$4,892,861	$(73,694,815)	$791,805,212	$(63,706,744)

____________

1          Amounts include $193,878 in common stock in private companies converted to $193,878 in preferred stock in private companies.

2    Amounts include $21,041,896 in convertible notes of private companies converted into $22,140,526 of preferred stock in private companies. The difference of $1,098,630 was accrued interest on the convertible notes of private companies.

3    Amounts include $341,068 in warrants of private companies converted into $341,068 of preferred stock in private companies.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
3. Fair value measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2023:

Type of Level 3 Investment	Fair Value as of December 31, 2023	Valuation Technique*	Unobservable Inputs	Range (Wt. Avg.)

Common stock in private companies	$360,045,401	Precedent Transactions	Precedent Transactions	N/A
		Market Comparable Companies	Enterprise Value/Revenue Multiples	0.47 - 11.99 (5.83)
			Market Movement	-66.59% - 27.58% (-22.72%)
			Discounts For Lack of Marketability	10.82% - 24.73% (21.31%)
Preferred stock in private companies	383,413,414	Precedent Transactions	Precedent Transactions	N/A
		Market Comparable Companies	Enterprise Value/Revenue Multiples	0.47 - 16.53 (4.92)
			Market Movement	-67.55% - 5.88% (-26.36%)
			Discounts For Lack of Marketability	8.41% - 24.73% (10.44%)
Convertible notes of private companies	44,528,100	Precedent Transactions	Precedent Transactions	N/A
		Option Pricing Model	Industry Volatility	40.00% - 75.00% (60.19%)
			Estimated Time to Exit	1.03 - 5.00 (2.71) Years
			Risk-Free Interest Rate	3.86% - 4.86% (4.41%)
Warrants of private companies	2,568,297	Option Pricing Model	Industry Volatility	42.83% - 53.62% (43.42%)
			Estimated Time to Exit	1.54 - 8.28 (7.50) Years
			Risk-Free Interest Rate	3.93% - 4.93% (4.27%)
Simple agreement for future equity of private companies	1,250,000	Precedent Transactions	Precedent Transactions	N/A

____________

*     Market approach

4. Expense limitation agreement

The Investment Adviser has contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund (the “Expense Limitation Agreement”) attributable to Class A, Class I and Class L Shares, respectively, until May 2, 2024. Prior to May 1, 2023, the Expense Limit was 2.50%, 2.25% and 2.75% of the average daily net assets of the Fund attributable to Class A, Class I and Class L shares, respectively.

Under the Expense Limitation Agreement, the Investment Adviser is permitted to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause Class A, Class I or Class L Shares’ annualized expenses to exceed the lesser of the current Expense Limitation or the Expense Limitation in place at the time of the

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
4. Expense limitation agreement — (continued)

waiver and/or assumption of expenses. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years after the date of such waiver or expense reimbursement. For the year ended December 31, 2019, and period between January 1, 2020 and December 9, 2020, the Fund’s previous investment adviser waived and/or reimbursed $1,467,342 and $1,048,038 of investment advisory fees and Fund expenses, respectively. These amounts are not subject to possible recoupment by the Investment Adviser. For the years ended December 31, 2021, December 31, 2022 and December 31, 2023, the Investment Adviser waived investment advisory fees and/or reimbursed expenses in the amount of $1,073,207, $441,827 and $390,590, respectively. For the year ended December 31, 2022, Class A and Class L had recognized net recoupment of $184,461 and $5,663, respectively, and Class I had recognized a net waiver/reimbursement of $631,951. For the year ended December 31, 2023, Class A and Class L had recognized net recoupment of $199,187 and $4,383, respectively, and Class I had recognized a net waiver/reimbursement of $594,160. The remaining unrecouped amounts of $1,073,207, $441,827, and $390,590, respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2024, December 31, 2025, and December 31, 2026 respectively.

During the year ended December 31, 2023, there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The amount caused the ratio of net expenses to average net assets of the Class A, Class I and Class L shares to exceed the contractual expense limitation. These certain expenses are not expected to be incurred in future periods. Please refer to the Financial Highlights for the Class A, Class I and Class L shares for the effect on the respective expense ratios.

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred $18,547,031 in investment advisory fees, of which $1,413,324 is payable at December 31, 2023.

Certain Officers of the Fund are also employees of the Investment Adviser. None of the Fund Officers who are affiliated with the Investment Adviser receives any compensation from the Fund.

6. Capital share transactions

The Fund is offering an unlimited number of shares on a continuous basis at NAV. The value per share of the relevant class is calculated after receipt of the purchase, in good order, plus any applicable sales load.

As of December 31, 2023, ownership from affiliated parties represents 0.02% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at its NAV, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
6. Capital share transactions — (continued)

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the year ended December 31, 2023, the Fund had Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased

February 24, 2023	March 24, 2023	March 24, 2023	5%	5%	1,254,003
May 26, 2023	June 23, 2023	June 23, 2023	5%	5%	1,233,100
August 25, 2023	September 22, 2023	September 22, 2023	5%	5%	1,229,701
November 24, 2023	December 22, 2023	December 22, 2023	5%	5%	1,212,234

7. Purchases and sales of securities

Purchases and sales of securities for the year ended December 31, 2023, were $18,763,235 and $22,455,470, respectively.

8. Federal tax information

At December 31, 2023, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$793,060,427
Gross unrealized appreciation	$171,380,772
Gross unrealized depreciation	(87,217,221)
Net unrealized appreciation on investments	$84,163,551

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable income/(loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Income/(Loss)

$(13,999,047)	$13,999,047

As of December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(15,062,684)
Net unrealized gain	84,163,551
Payable for withholding attributed to profit sharing agreement	(110,299)
Total accumulated earnings	$68,990,568

The tax character of distributions paid during the fiscal years ended, December 31, 2023 and December 31, 2022 were as follows:

	2023	2022

Distributions paid from:
Ordinary income	$—	$—
Net long-term capital gains	—	14,486,991
Total taxable distributions paid	$—	$14,486,991

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
8. Federal tax information — (continued)

The fund had a net capital loss carryforward of:

Short-term non-expiring	$—
Long-term non-expiring	15,062,684
$15,062,684

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuers and ultimately, issuer approval. At December 31, 2023, the Fund had entered into no agreements to purchase or sell existing equity securities.

At December 31, 2023, the Fund reasonably believes its assets will provide adequate coverage to satisfy all its unfunded commitments. The Fund’s policies and procedures prohibit it from entering into an unfunded commitment unless it has reserved enough cash and/or short-term investments to meet the funding requirements thereof. At December 31, 2023, the Fund had total unfunded capital commitments of $3,550,000 for investments in special purpose vehicles/private funds.

10. Offering price per share

A maximum front-end sales load of 5.75% for Class A shares and 4.25% for Class L is imposed on purchases. Class I shares are not subject to sales charge. For the year ended December 31, 2023, various broker dealers received $130,236 of sales charges from sales of the Fund’s shares.

11. Recent market and economic developments

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2023
11. Recent market and economic developments — (continued)

financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine, Israel and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to a company fails, the company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by companies in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and companies, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and companies in which it invests.

12. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no subsequent events that require disclosure or adjustment to the financial statements.

THE PRIVATE SHARES FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Private Shares Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Private Shares Fund (the Fund), including the schedule of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and issuers of securities; when replies were not received from the issuers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

Los Angeles, California

February 29, 2024

THE PRIVATE SHARES FUND
Trustees and Officers December 31, 2023 (Unaudited)

The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled “Interested Trustee and Officer.” Trustees who are not “interested persons” are referred to as “Independent Trustees.” The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-855-551-5510.

Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director

INDEPENDENT TRUSTEES:
Robert Boulware Age: 67	Independent Trustee	Since inception(2)	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC (private equity firm); Mid-Con Energy Partners, LP (oil/natural gas company) (June 2020 – January 2021)	1	Brighthouse Financial
Mark Radcliffe Age: 71	Independent Trustee	Since inception(2)	Partner, DLA Piper (2005 – 2022); Senior Counsel DLA Piper (2023-present) (law firm)	1	N/A
Daniel A. Doyle Age: 65	Independent Trustee	Since August 11, 2023(2)	Senior Vice President & Chief Financial Officer, Puget Sound Energy (public utility) (2011 – 2021); Independent Trustee, Chair of the Audit Committee, MetLife Investor Series Trust (2007 – 2013) (mutual funds)	1	N/A
Herb W. Morgan Age: 57	Independent Trustee	Since August 11, 2023(2)	Founder, Chief Executive and Investment Officer, Efficient Market Advisors/Cantor Managed ETF Portfolios (2004-present) (investment advisor)	1	Broad Street Holdings, Inc. (Holding Company)
INTERESTED TRUSTEE:
Timothy Reick Age: 49	Interested Trustee	Since August 11, 2023(2)	CEO, Liberty Street Advisors, Inc.	1	N/A
OFFICERS:
Kevin Moss Age: 54	President	Since April 11, 2019	Managing Director of Liberty Street Advisors, Inc. since December 2020; Prior thereto, President and Chief Operating Officer of SP Investments Management LLC through December 2020.	N/A	N/A

THE PRIVATE SHARES FUND
Trustees and Officers (Continued) December 31, 2023 (Unaudited)
Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
Jack Sweeney Age: 38	Treasurer and Chief Financial Officer	Since April 29, 2019

Vice President of Liberty Street Advisors since December 2020; Chief Financial Officer at SP Investments Management LLC, March 2019 through December 2020; Finance Manager at Venrock, August 2016 to March 2019 and Senior Associate at Ernst &Young LLP, prior thereto.

				N/A	N/A
Peter Guarino Age: 65	Chief Compliance Officer	Since May 7, 2019	President and Chief Compliance Officer, Compliance4 LLC (independent compliance consultancy) November 2008 to the present.	N/A	N/A

(1)       All addresses c/o The Private Shares Fund, 88 Pine Street, Floor 31, Suite 3101, New York, NY 10005.

(2)       Each Trustee will serve for the duration of the Fund, or until death, resignation, termination, removal or retirement.

THE PRIVATE SHARES FUND
Additional Information December 31, 2023 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-855-551-5510 and (2) from Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT-P. The Fund’s Form N-PORT-P is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-855-551-5510.

Results of special shareholder meeting — The Fund held a special meeting of shareholders on September 12, 2023. At the meeting, the shareholders considered and voted on a proposal to elect five nominees to serve as Trustees on the Board of Trustees of the Fund. The proposal passed, and as a result Robert Boulware, Mark Radcliffe, Daniel A. Doyle, Herb W. Morgan and Timothy Reick were elected to serve as Trustees of the Fund.

Below are the number of votes cast for and withheld for each nominees.

Nominee	Votes For	Votes Withheld

Robert Boulware	10,787,916	1,044,976
Mark Radcliffe	10,899,686	943,206
Daniel A. Doyle	11,632,588	200,304
Herb W. Morgan	11,629,395	203,497
Timothy Reick	11,636,276	196,616

The proposal to elect members to the Board of the Fund was considered a routine matter. As a result, there were no broker non-votes at the special meeting.

Consideration for renewal of the Investment Advisory agreement — At the meeting of the Board of Trustees held on November 30, 2023 (the “Meeting”), the Board of Trustees of the Fund (including the Trustees who are not “interested” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”, voting separately)) renewed the Investment Advisory Agreement (the “Advisory Agreement”) with Liberty Street Advisors, Inc. (the “Adviser”).

In the course of their consideration of the Advisory Agreement, the Independent Trustees met in executive session and were advised throughout the process by their independent counsel. The Independent Trustees evaluated the terms of the Advisory Agreement and reviewed with counsel their duties and responsibilities in evaluating and approving the continuation of the Advisory Agreement. In considering the Advisory Agreement, the Board reviewed the materials provided to it by the Adviser, as supplemented based on requests of the Independent Trustees and by information provided orally at the Meeting. As part of its evaluation, the Board, including the Independent Trustees, considered, among others, the following factors: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Adviser and their affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) any other benefits received by the Adviser serving the Fund. The Independent Trustees considered the Adviser’s written response, as supplemented by the Adviser’s additional oral responses at the meeting, and determined that the content of the Adviser’s responses satisfied their requests for information to support their decision to consider and approve the Advisory Agreement.

The Board, including the Independent Trustees, concluded that the Advisory Agreement should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They concluded that the prudent exercise of judgment warranted the approval of the continuation of the Advisory Agreement. It also was noted that the Board’s decision to

THE PRIVATE SHARES FUND
Additional Information (Continued) December 31, 2023 (Unaudited)

approve the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board, including the Independent Trustees, also determined:

The nature, extent and quality of the advisory services to be provided.    The Board considered: the background and experience of key investment personnel and the Adviser’s ability to retain them; addition of certain Adviser personnel; the Adviser’s focus on analysis of a complex asset category; the Adviser’s disciplined investment process; the Adviser’s investment in and commitment to personnel; the Adviser’s internal compliance efforts and the Adviser’s risk and general oversight; and the Adviser’s oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreement.

The investment performance of the Fund.    The Board evaluated the historical performance of the Fund and comparative information provided regarding the Fund’s investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year. The Board noted the limitations of comparisons to other registered funds in light of the Fund’s relatively unique portfolio and strategy in the registered fund context and the limitations inherent in peer analysis under such circumstances. On the basis of the Board’s assessment, the Board concluded that the Adviser was capable of generating a level of long-term investment performance that is consistent with the Fund’s investment objective, policies and strategies.

The cost of advisory service to be provided and profits to be realized by the Adviser.    In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues and expenses of the Adviser and the Fund’s size. The Board took into account the entrepreneurial investment by and cost to the Adviser regarding investment management infrastructure to support the Fund and other support for Fund investors. In addition, the Board recognized the subjective nature of determining profitability and recognized the difficulties in making comparisons, as the profitability of similar advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other considerations, the Adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Adviser for investment advisory and related services (including to their other clients), the specialized nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the investment management fee and the Adviser’s profitability are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.    The Board noted the expense limitation agreements put in place by the Adviser, under which the Adviser continues to pay a portion of the Fund’s expenses, and concluded that the Fund’s management fee is reasonable and fair under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser.

Benefits to the Adviser from its relationship with the Fund.    The Board considered the other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable. The Board reviewed the potential for other fall-out benefits to the Adviser, including reputational benefits and the potential for growth of the Adviser’s other business lines through association with the Fund, and concluded that such benefits are reasonable and typical of those potentially received by managers of publicly offered funds. The Board also noted that the Adviser does not receive soft dollars. Thus, the Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Other considerations.    The Board determined that the Adviser has made a substantial commitment to managing the Fund’s assets, monitoring compliance and provision of service, as well as the financial and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

Board of Trustees

Robert Boulware
Mark Radcliffe
Daniel A. Doyle
Herb W. Morgan
Timothy Reick

Investment Adviser

Liberty Street Advisors, Inc.
88 Pine Street, 31st Floor, Suite 3101
New York, NY 10005

Dividend Paying Agent, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Custodian

UMB Bank National Association
1010 Grand Boulevard
Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Auditors

KPMG LLP
550 South Hope Street, Suite 1500
Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert. The Board of Trustees of the Registrant has determined that the members of its Audit Committee have sufficient financial experience to ensure the proper functioning of that committee, but that neither of the members has the requisite expertise or experience to be deemed an “audit committee financial expert” for purposes of the definition of such term in the Instructions to this Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2023 and 2022 were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2023:	$ 622,500
Fiscal year ended December 31, 2022:	$ 450,000

(b) Audit-Related Fees.

Fiscal year ended December 31, 2023:	$ 137,600
Fiscal year ended December 31, 2022:	$ 0.00

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2023:	$ 25,800
Fiscal year ended December 31, 2022:	$ 24,500

(d) All Other Fees.

Fiscal year ended December 31, 2023:	$ 0.00
Fiscal year ended December 31, 2022:	$ 0.00

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Policy of Liberty Street Advisors, Inc (“Liberty”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

Adviser’s Proxy Voting Policy

Liberty, as a matter of policy and as a fiduciary to its clients that are registered management investment companies (“Clients”), permits Clients to delegate proxy voting authority to Liberty, consistent with the best economic interests of the Clients. All Client proxies are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the Registrant, Liberty will vote proxies. With respect to each proxy proposal, Liberty will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, Liberty will vote proxies in accordance with management’s recommendations. However, in situations where Liberty believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, Liberty will not vote with management.

For each proxy, Liberty also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of Liberty in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to Liberty’s Investment Committee to decide if Liberty may vote the proxy or if the proxy should be referred to the Registrant to vote. All instances where Liberty determines a material conflict of interest may exist are resolved in the best interests of the Registrant. Liberty retains final authority and fiduciary responsibility for proxy voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of December 31, 2023, the portfolio management team of the Registrant was comprised of Kevin Moss, Christian Munafo and Sven Jonas Grankvist (the “Portfolio Management Team”). The Portfolio Management Team was primarily responsible for the day-to-day portfolio management of the Registrant.

Mr. Moss is a Managing Director of Liberty Street Advisors, Inc. and serves as both a portfolio manager and member of the Liberty Investment Committee. Prior to joining Liberty, he was with SP Investments Management, LLC (“SPIM”), a registered investment adviser and wholly owned subsidiary of SharesPost, Inc. For eight years he served as SPIM’s President and COO overseeing the operations and trading of SPIM. He is also one of the creators of the SharesPost 100 Fund and continues to serve as the President of the Fund and is one of the portfolio managers. Prior to joining SPIM, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 20 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block and position trading, and operations management. Kevin began his career as an institutional equity sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of distinguished posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Mr. Moss holds a Bachelor of Science from Tulane University and an MBA from Columbia University.

Mr. Munafo is the Chief Investment Officer of Liberty Street Advisors, Inc. and serves as both a portfolio manager and member of the Liberty Investment Committee. Prior to joining Liberty, he was Chief Investment Officer of SP Investments Management, LLC. Mr. Munafo joined SP Investments Management in August 2019, where he also served as one of the portfolio managers and members of the investment committee. Prior to his position with the Investment Adviser, Mr. Munafo was Co-Head of the Global Private Equity Secondary Practice at HQ Capital based in New York, where he was also a member of the senior leadership team. Prior to that, he served as Head of Secondaries at Thomas Weisel Partners. Mr. Munafo has over 20 years of experience in finance, with the last 18 years focused on secondary investments involving venture-backed and growth equity-oriented companies and funds. During this time, he has also served on the boards of many of these companies and funds. In aggregate, Mr. Munafo has helped raise more than $2 billion globally from institutional investors, corporations, pensions, endowments and family offices. In addition, Mr. Munafo has overseen the completion of more than 100 secondary transactions representing over $2 billion in capital commitments, ranging from traditional purchases of limited partnership interests to more complex non-traditional transactions including fund restructurings, recapitalizations, tender programs, preferred equity/loan facilities and purchases of company securities. Mr. Munafo began his career as an investment banker focused on mergers and acquisitions at Banc of America Securities. Mr. Munafo holds a Bachelor of Arts from Rutgers College in Economics and Finance.

Mr. Grankvist is a Managing Director of Liberty Street Advisors, Inc. and serves as both a portfolio manager and a member of the Liberty Investment Committee. Prior to joining Liberty, he was with SP Investments Management, LLC, a registered investment adviser, for eight years. He is also an initial member of the SharesPost 100 Fund team and has been instrumental in developing and overseeing the daily valuation procedures. During his tenure as portfolio manager, he has led or helped lead hundreds of primary and secondary direct transactions for over 60 leading growth stage private companies, with responsibilities including due diligence, originating, negotiating and deal execution. Jonas began his career as a technology investment banker at Berman Capital. Jonas received his LLM from Uppsala University and MBA from Golden Gate University, magna cum laude.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

(i) As of December 31, 2023, Messrs. Moss, Munafo, and Grankvist were the portfolio managers for, and primarily responsible for the day-to-day portfolio management of, the Private Shares Opportunities Fund LLC (“Private Shares Opportunity Fund”) and the GAM LSA Private Shares (Cayman) Master Fund.

(ii) (A) Zero.

(B) Two (1), Private Shares Opportunity Fund. Total assets of Private Shares Opportunity Fund managed by Messrs. Moss, Munafo, and Grankvist as of December 31, 2023 were approximately $50,689,726. (2) GAM LSA Private Shares (Cayman) Master Fund. Total assets of GAM LSA Private Shares (Cayman) Master Fund managed by Messrs. Moss, Munafo, and Grankvist as of December 31, 2023 were approximately $41,175,560.

(C) Zero.

(iii) Two (2) accounts. As of December 31, 2023, $35,650,818 of the assets in the Private Shares Opportunity Fund were subject to performance fee. As of December 31, 2023, $0 of the assets in the GAM LSA Private Shares (Cayman) Master Fund were subject to performance fee.

(iv) A material conflict could arise in respect of the allocation of investment opportunities between the Registrant, the Private Shares Opportunity Fund, and the GAM LSA Private Shares (Cayman) Master Fund as all entities have a substantially similar investment strategy to invest in the equity securities of private companies. However, to address such potential conflict of interest, Liberty has adopted allocation policies and procedures designed to address such conflict. It is Liberty’s practice to allocate investments among the portfolios of clients managed by Liberty, (collectively, “Client accounts”) on a fair and equitable basis in a manner that is consistent with the investment objective(s) of the Client accounts. The policy prohibits any allocation of investments in a manner that Liberty’s proprietary accounts or affiliated accounts (“Affiliate accounts”), or any particular client(s) or group of clients receive more favorable treatment than other Client accounts. Liberty considers an Affiliate account to include accounts and funds in which Liberty, or any partner or officer of Liberty or any portfolio manager of the client funds (“Affiliate personnel”), directly or indirectly has a material ownership interest, or where Liberty Street or Affiliate personnel receive a management fee or participate in a performance fee or allocation as advisor, member, and/or portfolio manager to such account.

In general, the proposed allocation will be pro rata among eligible participating Client accounts that are not Affiliate accounts. Affiliate accounts will be allocated such securities only after all eligible participating Client accounts have received their allocation. Specific to the Registrant, Affiliate accounts, including the Private Shares Opportunity Fund, will be allocated such securities only after the Registrant has received its allocation. However, the proposed allocation will also take into consideration other relevant factors including, but not limited to, the size of each Client and Affiliate account’s proposed allocation, liquidity needs, cash flow, investment or regulatory restrictions and previous allocations. While Liberty will endeavor to allocate pro rata in the first instance based on the relative size of the participating Client account(s), Liberty may use other methods of allocation – provided that such methods are fair and equitable.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of December 31, 2023, compensation for the Registrant’s Portfolio Management Team consists of base salary and bonus, which is in part dependent upon the overall performance of Liberty. The compensation is monitored to ensure competitiveness in the external marketplace.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of December 31, 2023:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Kevin Moss	$10,000 - $50,000
Christian Munafo	$10,000 - $50,000
Sven Jonas Grankvist	$10,000 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Class A	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2023	0	0	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	251,127	$41.01	0	0
Apr. 1-30, 2023	0	0	0	0
May 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	175,420	$39.94	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	261,803	$39.55	0	0
Oct. 1-31, 2023	0	0	0	0
Nov. 1-30, 2023	0	0	0	0
Dec. 1-31, 2023	232,384	$38.03	0	0
Total	920,734	$39.64	0	0

Class I	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2023	0	0	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	1,001,608	$41.59	0	0
Apr. 1-30, 2023	0	0	0	0
May 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	1,054,625	$40.53	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	963,955	$40.16	0	0
Oct. 1-31, 2023	0	0	0	0
Nov. 1-30, 2023	0	0	0	0
Dec. 1-31, 2023	977,751	$38.64	0	0
Total	3,997,939	$40.24	0	0

Class L	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2023	0	0	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	1,268	$40.45	0	0
Apr. 1-30, 2023	0	0	0	0
May 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	3,055	$39.37	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	3,943	$38.96	0	0
Oct. 1-31, 2023	0	0	0	0
Nov. 1-30, 2023	0	0	0	0
Dec. 1-31, 2023	2,099	$37.44	0	0
Total	10,365	$38.96	0	0

On February 24, 2023, May 26, 2023, August 25, 2023, and November 24, 2023, the Registrant offered to repurchase 1,254,003, 1,233,100, 1,229,701, and 1,212,234 shares, respectively, pursuant to its periodic repurchase plan.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

Remediation of Material Weakness in Internal Control over Financial Reporting

As disclosed in previously issued financial statements, management and the Registrant’s independent registered public accounting firm identified a material weakness in the Registrant’s internal controls over financial reporting related to the valuation of one private equity investment in accordance with GAAP, for which management ascribed a higher weighting to unobservable inputs than to observable inputs for the year ended December 31, 2022.

Accordingly, management, through its Valuation Committee, implemented enhancements to its review processes that incorporate additional control activities to assess fair value models related to private equity securities. These additional controls include assessment of the observable inputs used in the fair value models, as well as review of the weighting of unobservable inputs compared to observable inputs to prevent weighting discrepancy such as that described above from occurring.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectivity for a sufficient period of time, such that the material weakness previously identified as of December 31, 2022 has been remediated as of December 31, 2023.

(b)	Other than the enhancements to controls noted above, there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(a) (4)	Change in the registrant’s independent public accountant. Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Private Shares Fund

/s/ Kevin Moss
By: Kevin Moss
President
March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin Moss
By: Kevin Moss
President
March 8, 2024

/s/ Jack Sweeney
By: Jack Sweeney
Principal Financial Officer
March 8, 2024